                                                                   Exhibit 21.1
                                                                    Page 1 of 3


                      WALDEN RESIDENTIAL PROPERTIES, INC.
                    SCHEDULE OF SUBSIDIARIES OF THE COMPANY
                            AS OF DECEMBER 31, 1998

                                                                                                PERCENTAGE
                                                                                                  EQUITY
SUBSIDIARIES                                                                                     OWNERSHIP
------------                                                                                     ---------

AOF, Inc.............................................................................................100%
(California)

Apartment Opportunity Fund, L.P......................................................................100%
(California)

Concierge Management Corporation.....................................................................100%
(Texas)

Concierge Realty and Finance Corporation.............................................................100%
(Texas)

Cornerstone Associates...............................................................................100%
(California)

Crossing & Meadows Corporation.......................................................................100%
(Texas)

Crossing & Meadows Partnership, Ltd...................................................................78%
(Texas)

DMH 90...............................................................................................100%
(California)

Drever Construction Corporation......................................................................100%
(California)

Drever/Monticello Investors, L.P.....................................................................100%
(California)

Drever Partners, Inc.................................................................................100%
(California)

Fullerton Portfolio Joint Venture....................................................................100%
(California)

                                                                   Exhibit 21.1
                                                                    Page 2 of 3


                      WALDEN RESIDENTIAL PROPERTIES, INC.
              SCHEDULE OF SUBSIDIARIES OF THE COMPANY - CONTINUED
                            AS OF DECEMBER 31, 1998

                                                                                                PERCENTAGE
                                                                                                  EQUITY
SUBSIDIARIES                                                                                     OWNERSHIP
------------                                                                                     ---------

Houston Portfolio Joint Venture II..................................................................100%
(California)

Hunter's Ridge Partnership, Ltd.....................................................................100%
(Texas)

Newport Partnership, Ltd............................................................................100%
(Texas)

Peppertree Associates, Ltd............................................................................1%
(Texas)

Resident Profiles, Inc..............................................................................100%
(Texas)

Walden AZ Corporation...............................................................................100%
(Delaware)

Walden Bond G.P., Inc...............................................................................100%
(Delaware)

Walden Development LLC..............................................................................100%
(Delaware)

Walden/Drever Operating Partnership, L.P.............................................................66%
(Delaware)

Walden Glen Corporation.............................................................................100%
(Delaware)

Walden/Grupe Elk Grove, L.P...........................................................................1%
(Delaware)

                                                                   Exhibit 21.1
                                                                    Page 3 of 3


                      WALDEN RESIDENTIAL PROPERTIES, INC.
              SCHEDULE OF SUBSIDIARIES OF THE COMPANY - CONTINUED
                            AS OF DECEMBER 31, 1998

                                                                                                PERCENTAGE
                                                                                                  EQUITY
SUBSIDIARIES                                                                                     OWNERSHIP
------------                                                                                     ---------
Walden/Grupe Roseville, L.P...........................................................................1%
(Delaware)

Walden Operating, Inc...............................................................................100%
(Delaware)

Walden Residential Operating Partnership, L.P........................................................78%
(Georgia)

Walden Residential Operating Partnership, L.P.......................................................100%
(Delaware)

Walden Special Corp.................................................................................100%
(Texas)

Walden Special Partners, Ltd........................................................................100%
(Texas)

Walden "Utah" Properties, Ltd.......................................................................100%
(Texas)

WDN  Properties, Inc................................................................................100%
(New York)

WDN Properties, Ltd.................................................................................100%
(Texas)

WGGL Corp...........................................................................................100%
(Delaware)

WRBD, L.P............................................................................................78%
(Delaware)